AEMETIS

Aemetis, Inc. (Nasdaq: AMTX)

Leading the Innovation of Below Zero Carbon Intensity Renewable Natural Gas and Renewable Fuels for Airplanes, Trucks, Cars and Electric Vehicles

ABLC Conference Oct 28, 2022: Eric A. McAfee – Founder/Chairman/CEO

Disclaimer

This presentation contains forward-looking statements, including statements regarding our assumptions, projections, expectations, targets, intentions or beliefs about future events or other statements that are not historical facts. Forward-looking statements in this presentation include, without limitation, statements relating to our five-year growth plan, future growth in revenue, net income and adjusted EBITDA, the market size for our products, expansion into new markets, our ability to commercialize and scale licensed patented technology, the ability to obtain sufficiently low Carbon Intensity scores to achieve below zero carbon intensity transportation fuels, the development of the Aemetis Biogas Central California Dairy Project, the development of the Aemetis Carbon Zero 1 plant at the Riverbank site, the upgrades to the Aemetis Keyes ethanol plant, the development of our carbon capture and sequestration projects, and the ability to access the funding required to execute on project construction and operations. Words or phrases such as "anticipates," "may," "will," "should," "believes," "estimates," "expects," "intends," "plans," "predicts," "projects," "showing signs," "targets," "will likely result," "will continue," "enable" or similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on current assumptions and predictions and are subject to numerous risks and uncertainties. Actual results or events could differ materially from those set forth or implied by such forward-looking statements and related assumptions due to certain factors, including, without limitation, competition in the ethanol, biodiesel and other industries in which we operate, commodity market risks including those that may result from current weather conditions, financial market risks, customer adoption, counter-party risks, risks associated with changes to federal policy or regulation, and other risks detailed in our reports filed with the Securities and Exchange Commission (the "SEC"), including our Annual Report on Form 10-K for the year ended December 31, 2020, and in our subsequent filings with the SEC. We are not obligated, and do not intend, to update any of these forward-looking statements at any time unless an update is required by applicable securities laws.

Non-GAAP Financial Information

We have provided non-GAAP measures as a supplement to financial results based on GAAP. A reconciliation of the non-GAAP measures to the most directly comparable GAAP measures is included in the accompanying supplemental data. Adjusted EBITDA is defined as net income/(loss) plus (to the extent deducted in calculating such net income) interest expense, loss on extinguishment, income tax expense, intangible and other amortization expense, accretion expense, depreciation expense, and share-based compensation expense.

Adjusted EBITDA is not calculated in accordance with GAAP and should not be considered as an alternative to net income/(loss), operating income or any other performance measures derived in accordance with GAAP or to cash flows from operating, investing or financing activities as an indicator of cash flows or as a measure of liquidity. Adjusted EBITDA is presented solely as a supplemental disclosure because management believes that it is a useful performance measure that is widely used within the industry in which we operate. In addition, management uses Adjusted EBITDA for reviewing financial results and for budgeting and planning purposes. EBITDA measures are not calculated in the same manner by all companies and, accordingly, may not be an appropriate measure for comparison.

Aemetis Overview

An integrated energy transition platform

Key Highlights

~**$400mm** market cap (NASDAQ: AMTx)	Delta /American /Japan /airlines offtake **$3.8 billion of Sustainable Aviation Fuel**	**$1.2 billion** of projects in development
2 operating biofuel plants (115 mgy)	1 planned **SAF/RD** biofuel plant (90 mgy)	**6 operating** RNG digesters and **60** more digesters planned

Mission

Replace high carbon intensity petroleum products with **"Below Zero" renewable fuels and byproducts** to reverse Climate Change caused by greenhouse gases warming our planet

Strategy

Lead the renewable fuels industry transition to **Below Zero Carbon Intensity** inputs from nonfood, low cost agricultural and forest waste sources to maximize California Low Carbon Fuel Standard (LCFS), US Renewable Fuel Standard (RFS), and IRS 45Q credit values

Segment Summary

Dairy RNG

- Operates biomethane digesters at dairy farms connected by 40 mile pipeline to a gas cleanup and compression facility at existing ethanol plant to produce -426 CI RNG
- 6 digesters operating and 60 in development

Renewable Jet / Diesel

- Permitting /Engineering underway on a renewable aviation and renewable diesel refinery with production capacity of 90 mgy

California Ethanol

- Located in Keyes, CA with a capacity of 65 mgy of low carbon fuel, ~2mm pounds / day of animal feed to ~120,000 dairy cows at ~80 dairies in the Central Valley of CA

India Biodiesel

- Own and operate an integrated biofuels and refined glycerin production facility in Kakinada, India with capacity of ~50 mgy
- Tallow refinery 50 mgy
- Plan to expand to 100 mgy biodiesel

Carbon Capture

- Capture, dehydrate, compress and sequester 2 million metric tonnes of CO_2 per year from Aemetis and third-party suppliers

Third Generation Technology to Reverse Climate Change

1st Generation Renewable Energy = Use the Sun's energy

Solar, Wind, Hydro and Nuclear do not absorb carbon from the atmosphere. These energy sources are slowing the rate of heating the Earth as coal and natgas plants continue to operate globally.

2nd Generation Renewable Energy = Use the Sun's Energy and Absorb CO2

Renewable fuels use large scale agriculture to absorb sunlight and CO2, including renewable diesel, ethanol, biodiesel, and aviation fuel. Renewable CO2 is emitted during production.

3rd Generation Renewable Energy = Use Sun's Energy, Absorb and Sequester CO2

Using renewable fuels for Carbon Capture & Sequestration (CCS) siphons carbon from the atmosphere into crops which are converted into renewable fuels, then the solar energy is released as transportation energy while the CO2 from biofuels production is injected underground.

3rd Generation Renewable Energy maximizes California Low Carbon Fuel Standard (LCFS), US Renewable Fuel Standard (RFS), Blenders Tax Credit (BTC), and IRS tax credit values.

These regulations are an objective measure of the positive impact of each project on reversing Climate Change.

Highly Experienced Management and Board of Directors



Eric McAfee - Chairman of the Board and CEO
- Founder of *Aemetis (NASDAQ: AMTX)* and co-founder of $1.6 billion revenues *Alto Ingredients (NASDAQ: ALTO)*
- Founding shareholder of oil production company *Evolution Petroleum (NYSE: EPM)*
- Founded eight public companies and funded twenty-five private companies as principal investor



Todd Waltz - EVP and CFO
- Joined Aemetis in 2007
- Served in senior financial management roles with Apple for 12 years
- Ernst & Young CPA



Andy Foster - EVP and President, Aemetis Advanced Fuels
- Joined Aemetis in 2006
- Senior executive at three Silicon Valley tech companies
- Served in the George H.W. Bush White House (1989-1992) as Associate Director of the Office of Political Affairs
- Deputy Chief of Staff for Illinois Governor Edgar for five years



Sanjeev Gupta - EVP and President, Aemetis International
- Joined Aemetis in 2007
- Previously head of petrochemical trading company with $250 million of annual revenue and offices on several continents

Board of Directors

Lydia Beebe – Former 38 years at Chevron, including Senior Chevron Corporate Officer for 20 years
John Block – Former U.S. Secretary of Agriculture from 1981-86 under President Reagan
Fran Barton - Former CFO of five high tech companies with revenues more than $1 billion
Naomi Boness, PhD – Head of Stanford Univ Natural Gas Initiative; former Chevron project planning and strategy
Timothy Simon, Esq. – Former California Public Utilities Commission board member; natural gas industry consultant

Our highly experienced management team and board of directors have extensive industry knowledge, regulatory relationships, project development and operational experience.

Aemetis Circular Bioeconomy

Integrated value chain supports growth while minimizing technology and execution risk


Animal Feed
Dairy Farms
Renewable Oils
Waste Wood
Producing cellulosic hydrogen
Hydropower
1 Aemetis Biogas
2 Keyes Ethanol Plant
Cellulosic Sugar From Wood Waste
3 Riverbank Renewable Jet and Diesel Plant
Powers the Keyes Plant
Renewable Natural Gas
Low-Carbon Ethanol
CO_2
CO2 captured and stored underground
Sustainable Aviation Fuel and Renewable Diesel

Aemetis Leverages Existing Plants, Infrastructure, and Relationships to Expand its Low-Carbon Biofuel Business

1. **Aemetis Biogas**
   Dairy cows consume the animal feed from the Aemetis plant, producing manure, which naturally creates methane. Aemetis dairy digesters capture this methane and pipe the gas to the Aemetis plant for further clean-up and conversion into renewable natural gas. By avoiding the release of methane into the atmosphere, this carbon negative gas is used as transportation fuel, further reducing the consumption of petroleum..

2. **Keyes Ethanol Plant**
   The Keyes facility produces about 65 million gallons a year of ethanol, animal feed, and distillers corn oil.

   The animal feed produced here feeds local dairy cows.

3. **Riverbank Renewable Jet & Diesel Facility**
   Renewable oils and orchard wood waste, is used as a feedstock for the production of renewable jet and diesel fuel using zero

Aemetis Expansion Plans

	2022	2023	2024	2025	2026
Total Dairy Renewable Natural Gas (dRNG) Digesters	10	24	37	51	66
dRNG Digesters Capacity (MMBtu/Year)	272,800	624,800	968,000	1,337,600	1,742,400
dRNG Production (MMBtu/Year)	49,941	327,800	651,200	1,016,400	1,392,600
India Biodiesel (Gallons/Year)	13,878,324	29,279,683	43,965,455	57,155,091	74,301,619
SAF Jet / Renewable Diesel (Gallons/Year)				60,344,603	84,930,300
Carbon Capture & Sequestration (Metric Tons)				125,000	500,000



Aemetis Expansion Capital Expenditures by Project
($ in Millions)
California ethanol capex
Carbon capture & sequestion capex
Renewable Diesel / SAF capex
India biodiesel capex
Biogas capex
$500.0
$450.0
$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$85M
$242M
$352M
$223M
$16M
2022
2023
2024
2025
2026

1. The information on this slide constitutes forward-looking statements. All projections are subject to change and based upon current expectations.

Aemetis Projected Revenue Growth by Business Unit



Revenue by Business Unit
39% CAGR REVENUES
$1,600.0
$1,400.0
$1,200.0
$1,000.0
$800.0
$600.0
$400.0
$200.0
$0.0
$294M
$411M
$520M
$1,106M
$1,503M
2022
2023
2024
2025
2026
California Ethanol & Animal Feed
India Biodiesel & Glycerin
Dairy Renewable Natural Gas
Renewable Diesel/Sustainable Aviation Fuel
Carbon Capture & Sequestration

1. The information on this slide constitutes forward-looking statements. All projections are subject to change and based upon current expectations.


AEMETIS

Aemetis Low Carbon Ethanol:
High octane, high oxygen, low carbon, renewable fuel for gasoline engines, Clearflame truck engines, Ethanol Fuel Cell EV's (eFCEV), and aviation fuel feedstock

Plan for Revenue and Earnings Growth: California Ethanol Plant





Ethanol Plant Upgrades	
Solar Array with Battery Storage	Zero carbon electricity
Mechanical Vapor Recompression to reduce Natural Gas by 60% (2023)	Natgas -> Electric

To Reduce Carbon Intensity
ZEBREX™ Mitsubishi ceramic membrane dehydration system reduces petro natural gas use by 20%+ and replaces with electricity
Cellulosic ethanol production and higher corn oil yield using advanced enzymes (2023)

- Reduced natural gas and electricity costs create $8 million of Projected EBITDA per year
- Reduced biofuel carbon intensity under LCFS generates $15 million of Projected EBITDA
- Ethanol replaces toxic benzene, toluene and xylene (BTEX) aromatics in gasoline, diesel and aviation fuels

AEMETIS

Aemetis Biogas:
Negative Carbon Intensity Dairy Renewable Natural Gas for Trucks, Buses and Electric Vehicles

Plan for Revenue and Earnings Growth: Below Zero CI Dairy RNG Project

Aemetis Dairy RNG Digesters, Pipeline, Gas Cleanup and Utility Interconnection Project

Constructing biomethane digesters at dairies connected by pipeline to a gas cleanup and compression facility at existing Aemetis ethanol plant to collect dairy biogas and produce Renewable Natural Gas (RNG) to displace diesel and produce electricity for EV's.

Products and Key Markets

- Carbon intensity: negative 426 (10x more than landfill gas)
- Biogas used by ethanol plant monetizes LCFS value
- RNG sales to local trucking customers via onsite station
- RNG sold into utility natural gas pipeline
- May be converted to electricity for EV and hybrid vehicles

Growth

- Two digesters and 4-mile pipeline completed Q3 2020
- Five more dairy digesters, 40 mile pipeline, biogas-to-RNG facility, utility pipeline injection in service Q1 2023
- Planned Expansion to 66 dairies (of 1,000 dairies in CA) with 25+ year agreements
- Ethanol plant supplies about 80 dairies with animal feed

Dairy Digester Planned Expansion



Aemetis Ethanol Plant
RNG facility and utility injection in service Q1 2023
7 Dairy Digesters in service Q1 2023
40 mile Biogas Pipeline in service Q1 2023
Additional Dairy Digesters
Turlock
Delhi
Hilmar
Stomar
99
165

 # Digesters

2 –> 2020 YE

7 –> 2023 Q1

66 –> 2026 YE

Plan for Revenue and Earnings Growth: Below Zero CI Dairy RNG Project

dRNG Project Funding Plan

- Automatically-redeemed preferred equity for $30 million (funded under 2019 financing)
- $23 million of California grants awarded for digesters, gas cleanup and interconnect to utility pipeline
- Grant for RNG dispensing station at Keyes plant
- USDA $25 million long term debt under Renewable Energy for America Program (REAP) (funded)
- USDA $175 million long term debt under Renewable Energy for America Program (REAP)(2022-24)



AEMETIS

Aemetis "Carbon Zero" Renewable Aviation/Diesel Fuel: Produced with Renewable Hydrogen, Zero Carbon Intensity Electricity and Carbon Sequestration

Millions of Tons of Local Below Zero Carbon Intensity Waste Wood

Biomass-to-Energy Plants Closing in California

- Biomass-to-Energy plants decreased from 33 plants to 5 plants
- Unable to compete with subsidized solar and wind energy

More than 1.5 million acres of Almonds/Walnuts in California

- 2+ million tons/year of Ag Waste that is usually burned in the field
- Almond growers pay for orchard removal
- **Negative 100 Carbon Intensity expected**
- **Cellulosic sugars (C6 and C5) from waste wood can replace corn sugars for low carbon intensity ethanol/SAF production**



Tons Projected in San Joaquin County:
12200 (2017)
18200 (2018)
20580 (2019)
24760 (2020)
Tons Projected in Stanislaus County:
48980 (2017)
41960 (2018)
91980 (2019)
84240 (2020)
Tons Projected in Merced County:
40000 (2017)
29480 (2018)
76820 (2019)
85140 (2020)
San Joaquin County
Riverbank Site
Stanislaus County
Merced County
San Francisco
San José
Santa Cruz
Salinas
Fresno

Field Burning Increased without Market for Waste Wood



Emissions (Tons per Day)
25
20
15
10
5
0
1998-2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Forecasted
NOx and PM2.5 Ag Burn Emissions



Sacramento
Santa Rosa
San Francisco
San Jose
Salinas
Monterey
Fresno
Visalia
CALIFORNIA
50 Mile Radius
100 Mile Radius

Source: San Joaquin Valley Air Control District Emergency Meeting on Open Burning November 2017

“Carbon Zero” Renewable Aviation/Diesel Plants with Carbon Sequestration

Feedstock | **Gasification** | **Renewable Hydrogen**




Feedstock
Electricity
Byproduct
Syngas
PREGASIFIER
PLASMA PROCESS VESSEL
THERMAL RESIDENCE CHAMBER

Syngas and propane/naphtha produce Renewable Hydrogen

Zero Carbon Intensity Electricity from Hydroelectric Power

Biomass Feedstock (Negative CI)
- ***Orchard Wood Waste***
- ***Vineyard Wood Waste***
- ***Forest Waste (CI varies)***

Pre-Extraction of Sugars to Produce Cellulosic Ethanol at Keyes plant

Non-Edible Oils
- ***Distillers Corn Oil***
- ***Tallow***
- ***Camelina/Carinata***

Hydroprocessing of non-edible Oils

Aviation and Renewable Diesel

Carbon Sequestration

Riverbank, California Site

- Final acquisition agreement for the 125-acre Riverbank Industrial Complex site was signed in December 2021
- Former U.S. Army Ammunition Plant
- 125 acres of industrial and commercial land
- 710,000 s.f. of existing buildings
- Railroad with 120 railcar storage
- 100% low carbon hydroelectric power with onsite 20 megawatt substation
- Environmental Impact Report (EIR) completed



RIVERBANK



Landfill
Waste Salt Disposal Pit
Oakdale Irrigation Canal
Effluent Fields
Sanitary Sewage Beds
Sludge Beds
Storage Tank Area
Production Area
Approximate Grazing Area
Approximate Base Boundary
NW Storm Reservoir
Hetch Hetchy Aqueduct
CLAUSE RD

AEMETIS

Aemetis Carbon Capture:
Carbon Capture & Sequestration (CSS) of CO2 for Renewable Fuels Plants and Refineries in California

Aemetis Carbon Capture and Sequestration Projects in California

- No CO2 pipeline required for Aemetis CCS
  - Largest renewable CO2 producer in CA
- Formerly an inland ocean now known as the Central Valley of California
  - Light green area shows shale geological storage containing saline water for CCS
  - Caprock layer at approximately 7,000 ft depth and basement layer below CO2 saline storage formation
- Few CCS projects in active development in California due to lack of CO2 pipelines and distance from sources of CO2 and CCS sites
- Aemetis plans to sequester a combined two million metric tonnes of CO2 per year at two sites located near our biofuels plants

  - 400,000 MT per year from biogas and biofuels plant operations

  - 1.6 million MT per year of carbon sequestration using CO2 supplied by renewable fuels plants and other suppliers
- Two million MT/CO2 per year = $570 million annual revenues at $200 LCFS + $85 IRS 45Q
- CO2 trucking using Aemetis RNG lowers carbon intensity and significantly reduces costs



Chapter 3: The CCS Opportunity in California
FIGURE 3-12
CCS PROJECT DEVELOPMENT OPPORTUNITIES
Emissions source
Notional CO_2 pipeline route following existing pipeline right-of-ways
Potential geologic storage (after applying stage 1 and stage 2 criteria)
Aemetis Carbon Zero Aviation/Diesel Plant
Aemetis Advanced Fuels Ethanol Plant
San Francisco Bay Area Hub
South Bay gathering system
Salinas gathering system
Desert gathering system
Salton Sea gathering systems
Los Angeles Hub
Map illustrates potential project development opportunities that together abate 59 $MtCO_2$/yr. Pipeline routings are "notional" and follow existing pipeline right-of-ways. Sink locations are not intended to be exact locations for geologic storage. *Source: Energy Futures Initiative and Stanford University, 2020.*
Stanford
62

Ethanol Plants are Largest Reduction in Costs = Highest Value CCS Projects

FIGURE 3-14

MARGINAL ABATEMENT CURVE BY FACILITY



Total Cost with LCFS, 45Q ($/tCO2)
$100
50
0
-50
-100
-150
10
20
30
40
50
60
Annual Emissions Abated
(MtCO2/yr)
Ethanol
Refinery
Hydrogen
CHP
Cement
NGCC

The 34 facilities on the left side of the graph that show negative costs can generate positive revenues. The opposite is true for the 42 facilities on the right side of the graph. Note that the crossover on this graph from negative to positive costs occurs at 21.5 $MtCO_2$/yr abated.
Source: Energy Futures Initiative and Stanford University, 2020.

k Abatement cost = capture cost ($/t$CO_2$) + storage cost ($/tCO_2) plus incentives (LCFS and 45Q credits where applicable, in $/t$CO_2$)

Energy Futures Initiative | Stanford Precourt Institute for Energy | Stanford Earth | Stanford Center for Carbon Storage

Aemetis Carbon Capture & Sequestration Project Leaders

Baker Hughes

Baker Hughes: Underground Engineering and Well Drilling

- Leading natural gas and crude oil drilling company
- $20 billion market value
- Operates in 120+ countries
- CCUS Technology Solutions include:
    - Pre-FEED and FEED consultation and project design
    - Capture and purification
    - Injection Well design and construction for storage
    - Micro-seismic expertise

ATSI

ATSI: Carbon Sequestration Project Manager, Engineering and EPC

- For more than 40 years, ATSI has provided world-class Front-End Engineering Design (FEED/FEL), project management, EPC and commissioning services
- Major projects completed at more than 60 oil refineries, including commissioning of $10 billion oil refinery
- Completed 138 commercial projects in 21 different states

AEMETIS

Aemetis International:
India Distilled Biodiesel and Refined Glycerin Plant

India Biodiesel/Glycerin/Refined Tallow 50 mgy Plant






BIODIESEL



$2.00 per biodiesel gallon tax penalty for petroleum diesel not containing biodiesel was adopted by India government in early 2022 to become effective April 2023, significantly increasing biodiesel demand starting in September 2022

AEMETIS

Aemetis, Inc. (Nasdaq: AMTX)
Eric McAfee, Chairman/CEO
eric.mcafee@aemetis.com